Income Taxes (Tables)	12 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
Schedule of Deferred Taxes

Significant components of the net deferred taxes, as of June 30, 2015, are as follows:

	2015	2014
Total Deferred Tax Asset	$280,000	$1,200
Valuation Allowance	(280,000)	(1200)
Total Net Deferred Tax Assets	$-	$-

	2015	2014
Tax at US Statutory Rate	35%	35%
State Tax Rate (net of federal benefits)	5%	5%
Total Valuation Allowance	40%	40%